Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

I, Michael Barrett, the Chief Financial Officer of Cloud Peak Energy Inc. (the “Company”), certify, pursuant to 18 U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, that:

1.                                       The Company’s Quarterly Report on Form 10-Q for the month ended June 30, 2011 (the “Periodic Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                       The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 2, 2011

/s/ Michael Barrett
Michael Barrett
Chief Financial Officer